Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Policies and Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. generally accepted accounting principles involves estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the reporting periods. Certain of the Company’s accounting policies require the application of judgment in selecting the appropriate assumptions for calculating financial estimates. By their nature, these judgments are subject to an inherent degree of uncertainty. The Company periodically evaluates the judgments and estimates used for its critical accounting policies to ensure that such judgments and estimates are reasonable for its interim and year-end reporting requirements. These judgments and estimates are based on the Company’s historical experience, current trends and information available from other sources, as appropriate. If different conditions result from those assumptions used in the Company’s judgments, the results could be materially different from the Company’s estimates.

Recognition of Sales and Related Costs, Incentives and Allowances

The Company generally recognizes sales upon the shipment of its products, net of applicable provisions for discounts and allowances. Allowances for cash discounts, volume rebates and other customer incentive programs, as well as gross customer returns, among others, are recorded as a reduction of sales at the time of sale based upon the estimated future outcome. Cash discounts, volume rebates, and other customer incentive programs are based upon certain percentages agreed to with the Company’s various customers, which are typically earned by the customer over an annual period. The Company records periodic estimates for these amounts based upon the historical results to date, estimated future results through the end of the contract period and the contractual provisions of the customer agreements. For calendar year customer agreements, the Company is able to adjust its periodic estimates to actual amounts as of December 31 each year based upon the contractual provisions of the customer agreements. For those customers who have agreements that are not on a calendar year cycle, the Company records estimates at December 31 consistent with the above described methodology. Customers are generally not required to provide collateral for purchases. Customer returns are recorded on an actual basis throughout the year and also include an estimate at the end of each reporting period for future customer returns related to sales recorded prior to the end of the period. The Company generally estimates customer returns based upon the time lag that historically occurs between the date of the sale and the date of the return while also factoring in any new business conditions that might impact the historical analysis, such as new product introduction. The Company also provides for its estimate of warranty, bad debts and shipping costs at the time of sale. Shipping and warranty costs are included in cost of products sold ("COGS"). Bad debt provisions are included in selling, general and administrative expense, net ("SG&A"). The amounts recorded are generally based upon historically derived percentages while also factoring in any new business conditions that might impact the historical analysis, such as new product introductions for warranty and customer bankruptcies for bad debts.

Cash and Cash Equivalents

Cash equivalents consist of short-term highly liquid investments with original maturities of three months or less which are readily convertible into cash.

The Company has classified as restricted in the accompanying consolidated balance sheet certain cash and cash equivalents that are not fully available for use in its operations. At December 31, 2011 and 2010, the Company had cash and cash equivalents pledged as collateral or held in pension trusts for certain debt, insurance, employee benefits and other requirements of approximately $2.3 million (of which approximately $2.2 million is included in long-term assets) and approximately $2.5 million (of which approximately $2.4 million is included in long-term assets), respectively.

Fair Value

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820, "Fair Value Measurements and Disclosures". The levels of the fair value hierarchy are described below:

•	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

•
Level 2 inputs utilize inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•	Level 3 inputs are unobservable inputs for the asset or liability, allowing for situations where there is little, if any, market activity for the asset or liability.

Measured on a Recurring Basis

Restricted Investments and Marketable Securities (Level 1) -- The fair value of investments is based on quoted market prices.  The fair value of investments was not materially different from their cost basis at December 31, 2011 or 2010.

Financial Instruments Not Recorded at Fair Value

The carrying value and fair values of financial instruments not recorded at fair value in the consolidated balance sheets as of December 31, 2011 and 2010 were as follows:

Cash and Trade Receivables -- Cash and trade receivables are carried at their cost which approximates fair value because of their short-term nature.

Long-Term Debt -- At December 31, 2011, the fair value of the Company's long-term indebtedness was approximately $90.0 million lower than the amount on the Company's accompanying consolidated balance sheet, before unamortized discount of approximately $16.3 million. At December 31, 2010, the fair value of the Company’s long-term indebtedness was approximately $57.1 million higher than the amount on the Company's accompanying consolidated balance sheet, before unamortized discount of approximately $2.0 million.  The Company determined the fair market value of its 10% Senior Notes due 2018 and 8.5% Senior Notes due 2021 using available market quotes. For the Company's remaining outstanding indebtedness (including outstanding borrowings under the ABL Facility and Term Loan Facility), the Company assumed that the carrying value of such indebtedness approximated the fair value based upon the variable interest rates associated with certain of these debt obligations and the Company's estimated credit risk.

Measured on a Non-Recurring Basis

During the 2009 Predecessor Period, the goodwill of the Technology Solutions ("TECH") and Display Mount Solutions ("DMS") reporting units was written down to their implied fair values of approximately $68.9 million in total. This resulted in a non-cash goodwill impairment charge of approximately $284.0 million, which was included in the consolidated statement of operations for the 2009 Predecessor Period.

The TECH and DMS reporting units' assets itemized below were measured at fair value on a non-recurring basis during the 2009 Predecessor Period using a combination of the discounted cash flow ("DCF") approach and the EBITDA Multiple Approach:

	Fair Value Measurement	Quoted Prices in Active Markets for Identical Assets (“Level 1”)	Significant Other Observable Inputs (“Level 2”)	Significant Unobservable Inputs (“Level 3”)	Total Impaired Losses
	(Amounts in millions)
TECH	$68.9	$—	$—	$68.9	$266.7
DMS	—	—	—	—	17.3
	$68.9	$—	$—	$68.9	$284.0

In addition to goodwill noted above, the Company recorded certain other assets and liabilities at fair value on a non-recurring basis due to the effects of fresh-start accounting. These non-recurring fair value measurements were primarily determined using unobservable inputs and as such, these fair value measurements are classified within Level 3 of the fair value hierarchy. For further information on assets and liabilities measured at fair value on a non-recurring basis, see “Goodwill" and "Intangible Assets” of this note, along with Note 3, “Fresh-Start Accounting”.

Inventories

Inventories in the accompanying consolidated balance sheet are valued at the lower of cost or market. At December 31, 2011, approximately $88.6 million of the Company's total inventories were valued on the last-in, first-out method (“LIFO”) of accounting. Under the first-in, first-out method (“FIFO”), such inventories would have been approximately $0.1 million lower at December 31, 2011. At December 31, 2010, approximately $97.8 million of the Company's total inventories were valued under LIFO. Under FIFO, such inventories would have been approximately $5.8 million lower at December 31, 2010. All other inventories were valued under the FIFO method.

In connection with both LIFO and FIFO inventories, the Company records provisions, as appropriate, to write-down obsolete and excess inventory to estimated net realizable value. The process for evaluating obsolete and excess inventory often requires the Company to make subjective judgments and estimates concerning future sales levels, quantities, and prices at which such inventory will be able to be sold in the normal course of business. Accelerating the disposal process or incorrect estimates of future sales potential may cause the actual results to differ from the estimates at the time such inventory is disposed or sold.

Purchase price allocated to the fair value of inventory is amortized over the estimated period in which the inventory will be sold.

Depreciation and Amortization

Depreciation and amortization of property and equipment, including capital leases, is provided on a straight-line basis over their estimated useful lives, which are generally as follows:

Buildings and improvements	3 - 46 years
Machinery and equipment, including leases	1 - 17 years
Leasehold improvements	Shorter of the term of lease or the estimated useful life

Expenditures for maintenance and repairs are expensed when incurred. Expenditures for renewals and betterments are capitalized. When assets are sold, or otherwise disposed, the cost and related accumulated depreciation are eliminated and the resulting gain or loss is recognized.

Goodwill

The following table presents a summary of the activity in goodwill by reporting segment for the Successor years ended December 31, 2011 ("2011") and December 31, 2010 ("2010"):

	Successor
	Dec. 31, 2009	Purchase Accounting (1)	Dec. 31, 2010	Purchase Accounting (1)	Dec. 31, 2011
	(Amounts in millions)
Residential Ventilation (“RESV”):
Gross goodwill	$157.3	$—	$157.3	$—	$157.3
Impairment losses	—	—	—	—	—
Net RESV goodwill	157.3	—	157.3	—	157.3
Technology Solutions (“TECH”):
Gross goodwill	—	7.3	7.3	12.1	19.4
Impairment losses	—	—	—	—	—
Net TECH goodwill	—	7.3	7.3	12.1	19.4
Display Mount Solutions (“DMS”):
Gross goodwill	—	130.0	130.0	1.4	131.4
Impairment losses	—	—	—	—	—
Net DMS goodwill	—	130.0	130.0	1.4	131.4
Residential Heating and Cooling (“RHC”):
Gross goodwill	—	—	—	—	—
Impairment losses	—	—	—	—	—
Net RHC goodwill	—	—	—	—	—
Commercial Air Solutions (“CAS”):
Gross goodwill	—	—	—	—	—
Impairment losses	—	—	—	—	—
Net CAS goodwill	—	—	—	—	—
Consolidated goodwill:
Gross goodwill	157.3	137.3	294.6	13.5	308.1
Impairment losses	—	—	—	—	—
Net consolidated goodwill	$157.3	$137.3	$294.6	$13.5	$308.1

(1)
Purchase accounting adjustments during 2011 for TECH relate to the acquisition of TV One Broadcast Sales Corporation, Barcom (UK) Holdings Limited and Barcom Asia Holdings, LLC (collectively, "TV One") and for DMS relate to the acquisition of Ergotron, Inc. ("Ergotron"). Purchase accounting adjustments during 2010 for TECH relate to the acquisition of Skycam, LLC and for DMS relate to the acquisition of Ergotron. See Note 5, “Acquisitions”.

As discussed in Note 3, “Fresh-Start Accounting”, the Company adopted fresh-start accounting upon emergence from bankruptcy. This resulted in a new determination of goodwill in accordance with ASC 852, which the Company allocated to the reporting units based on the estimated fair value and related net assets and liabilities of each of the reporting units as of the Effective Date, including the fair value adjustments under ASC 852 discussed previously. Based on this analysis, the Company determined that the remaining goodwill, as of the Effective Date, of approximately $157.3 million would be allocated to the RESV segment.

The Company accounts for acquired goodwill in accordance with ASC 805 and ASC Topic 350, “Intangibles - Goodwill and Other” (“ASC 350”), which involves judgment with respect to the determination of the purchase price and the valuation of the acquired assets and liabilities in order to determine the final amount of goodwill recorded in a purchase.

Under ASC 350, goodwill is not amortized. Instead, it is evaluated for impairment on an annual basis, or more frequently when an event occurs or circumstances change between annual tests that would more likely than not reduce the fair value of the reporting unit below its carrying value, including, among others, a significant adverse change in the business climate. The Company has set the annual evaluation date as of the first day of its fiscal fourth quarter. The reporting units evaluated for goodwill impairment have been determined to be the same as our operating segments. Subsequent to December 17, 2009, only the RESV, DMS and TECH reporting units have goodwill and, therefore, are the only reporting units that currently are required to be evaluated for goodwill impairment.

When applicable, the Company utilizes a combination of a discounted cash flow (“DCF”) approach and an EBITDA multiple approach in order to value the Company's reporting units required to be tested for impairment.

The DCF approach requires that the Company forecast future cash flows of the reporting units, and discount those cash flow streams based upon a weighted average cost of capital (“WACC”) that is derived, in part, from comparable companies within similar industries. The DCF calculations also include a terminal value calculation that is based upon an expected long-term growth rate for the applicable reporting unit. The Company believes that its procedures for estimating DCF, including the terminal valuation, are reasonable and consistent with market conditions at the time of estimation.

The EBITDA multiple approach requires that the Company estimate certain valuation multiples of EBITDA derived from comparable companies, and apply those derived EBITDA multiples to the applicable reporting unit's estimated EBITDA for selected EBITDA measurement periods.

2011 Goodwill Impairment Testing

In 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") No. 2011-08, Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment (“ASU 2011-8”), which introduced an optional qualitative assessment for testing goodwill impairment. Under ASU 2011-8, if the Company concludes that is more likely than not that the fair value of a reporting unit exceeds the carrying amount, then the Company is not required to perform the two-step impairment test under ASC 350. The Company adopted ASU 2011-8 in 2011 and used the qualitative assessment approach in connection with the Company's 2011 annual evaluation of goodwill impairment.

In accordance with ASU 2011-08, the Company determined, based on qualitative analysis, that it was more likely than not that the fair value of each of the three evaluated reporting units was greater than their carrying amounts as of October 2, 2011. Accordingly, the Company was not required to perform the two-step impairment test under ASC Topic 350 as of that date.

2010 Goodwill Impairment Testing

The Company performed its annual test of goodwill impairment as of the first day of the fourth quarter of 2010, or October 3, 2010, utilizing the DCF and EBITDA multiple approaches described above for the RESV and TECH reporting units, as these were the only reporting units with goodwill on that date. The acquisition of Ergotron, which resulted in goodwill of approximately $131.4 million, occurred subsequent to the annual impairment testing and, therefore, the DMS reporting unit was not required to be included in the annual test.

The Company believes that its procedures performed and estimates used to determine the fair value of the reporting units were reasonable and consistent with market conditions at the time of estimation. The results of the Step 1 Tests performed indicated that the fair value of the RESV and TECH reporting units exceeded their carrying values by approximately 31.5% and 16.9%, respectively. Therefore, no additional goodwill impairment analysis was required.

2009 Goodwill Impairment Testing

During the first six months of 2009, the Company's businesses continued to experience a difficult market environment due primarily to weak residential new construction, remodeling, and residential air conditioning markets. Based on these macro-economic conditions, the Company believed that EBITDA would continue to decline in 2009 and then begin to rebound in 2010 with continued growth through 2014. The Company's prior long-term forecasts had expected the rebound in EBITDA to begin to occur in the second half of 2009. As a result, the Company significantly lowered its cash flow forecasts for 2009 and 2010 for all of the reporting units, and for 2011 through 2014 for the combined TECH and DMS, RHC and CAS reporting units. As a result, the Company concluded in the second quarter of 2009 that indicators of potential goodwill impairment were present and, therefore, the Company needed to perform an interim test of goodwill impairment.

In accordance with ASC 350, the Company prepared an interim Step 1 Test as of July 4, 2009, and an annual Step 1 Test as of October 4, 2009 that compared the estimated fair value of each reporting unit to its carrying value. The Company utilized a combination of a DCF approach and an EBITDA multiple approach in order to value the Company's reporting units.

The annual Step 1 valuations as of October 4, 2009 were determined using a weighted average of 50% for the DCF approach and 50% for the EBITDA multiple approach, which the Company determined to be the most representative allocation for the measurement of the long-term fair value of the reporting units. For the interim Step 1 Test as of July 4, 2009, the Company used a weighted average of 70% for the DCF approach and 30% for the EBITDA multiple approach. The adjustment to the allocation percentages used for the annual impairment test reflected the Company's belief that there was still significant risk in the overall worldwide economy that could impact the future projections used in the DCF approach and, therefore, increasing the allocation to the EBITDA multiple approach provided better balance to the shorter-term valuation conclusions under the EBITDA multiple approach, and the longer-term valuation conclusions under the DCF approach.

The Company believes that its assumptions used to determine the estimated fair values for its reporting units as of July 4, 2009 and October 4, 2009 were reasonable.

The results of the Step 1 Tests performed as of July 4, 2009 indicated that the carrying value of the combined TECH and DMS reporting unit exceeded the estimated fair value and, therefore, a “Step 2 Test” was required for this reporting unit. The estimated fair values of the RESV, RHC and CAS reporting units exceeded the carrying values, so no further interim impairment analysis was required for these reporting units. The results of the Step 1 Tests performed as of October 4, 2009 for the Company's annual impairment test indicated that the estimated fair values of all reporting units exceeded the carrying values so no further impairment analysis was required.

The preliminary Step 2 Test for the combined TECH and DMS reporting unit as of July 4, 2009 required the Company to measure the potential impairment loss by allocating the estimated fair value of the reporting unit, as determined in Step 1, to the reporting unit's assets and liabilities, with the residual amount representing the implied fair value of goodwill. To the extent the implied fair value of goodwill was less than the carrying value, an impairment loss was recognized. Therefore, the Step 2 Test for the combined TECH and DMS reporting unit required the Company to perform a theoretical purchase price allocation for combined TECH and DMS to determine the implied fair value of goodwill as of the evaluation date. Due to the complexity of the analyses required to complete the Step 2 Tests, and the timing of the Company's determination of the goodwill impairment, the Company had not finalized its Step 2 Tests at the end of the second and third quarters of 2009. In accordance with the guidance in ASC 350, the Company completed a preliminary assessment of the expected impact of the Step 2 Tests using reasonable estimates for the theoretical purchase price allocation and recorded a preliminary goodwill impairment charge for the combined TECH and DMS reporting unit in the second quarter of 2009 of approximately $250.0 million.

During the fourth quarter of 2009, the Company calculated a final goodwill impairment charge for the combined TECH and DMS reporting unit as of July 4, 2009 of approximately $284.0 million. This represented an increase in the goodwill impairment charge of approximately $34.0 million, which was recorded in the Predecessor period from October 4, 2009 to December 19, 2009. The primary reasons for the change from the preliminary goodwill impairment charge recorded in the second quarter of 2009 were changes in the theoretical valuation of intangible assets from the initial estimate used, net of the related deferred tax impact. The final goodwill impairment charge was allocated $266.7 million and $17.3 million to TECH and DMS, respectively.

The Company believes that the procedures performed and estimates used in the theoretical purchase price allocation for the combined TECH and DMS reporting unit required for Step 2 Testing were reasonable, and in accordance with ASC 805 guidelines for determining the theoretical fair value of the assets and liabilities of the TECH and DMS reporting units.

Although the Company believes that the goodwill analyses performed are in accordance with ASC 350 and ASU 2011-08, the worldwide economic situation remains highly volatile and, if the downturn persists or the recovery is slower than anticipated, the Company may be required to take additional goodwill impairment charges in the future. Accordingly, there can be no assurance that the Company's future forecasted operating results will be achieved, or that future goodwill impairment charges will not need to be recorded, even after the significant reduction in goodwill that resulted from the adoption of fresh-start accounting subsequent to the Effective Date.

Intangible Assets

The table that follows presents the Company's major components of intangible assets as of December 31, 2011 and 2010:

	Gross Carrying Amount	Accumulated Amortization	Net Intangible Assets	Weighted Average Remaining Useful Lives
	(Amounts in millions except for useful lives)
December 31, 2011
Trademarks	$159.9	$(15.5)	$144.4	19.2
Developed Technology	70.3	(10.4)	59.9	11.3
Customer relationships	488.5	(48.1)	440.4	16.3
Others	23.5	(9.0)	14.5	6.3
	$742.2	$(83.0)	$659.2	16.3

December 31, 2010
Trademarks	$158.4	$(7.8)	$150.6	20.3
Developed Technology	67.9	(4.5)	63.4	12.3
Customer relationships	483.9	(20.6)	463.3	17.4
Others	23.0	(5.3)	17.7	6.7
	$733.2	$(38.2)	$695.0	17.3

Developed technology, trademarks and customer relationships are amortized on a straight-line basis. Amortization of intangible assets charged to operations amounted to approximately $44.8 million, $37.0 million, $1.5 million and $22.2 million for 2011, 2010, the 2009 Successor Period and the 2009 Predecessor Period, respectively. See Note 5, "Acquisitions", for disclosure of intangible assets acquired in 2010 of approximately $192.4 million related to the acquisition of Ergotron, Inc.

As of December 31, 2011, the estimated future intangible asset amortization expense aggregated approximately $659.2 million as follows:

Year Ended December 31,	Annual Amortization Expense
(Amounts in millions)
(Unaudited)
2012	$44.0
2013	44.0
2014	43.6
2015	43.2
2016	42.7
2017 and thereafter	441.7

In accordance with ASC Topic 360, “Property, Plant and Equipment” (“ASC 360”), the Company evaluates the realizability of long-lived assets, which primarily consists of property and equipment and definite lived intangible assets (the “ASC 360 Long-Lived Assets”), when events or business conditions warrant it, as well as whenever an interim goodwill impairment test is required under ASC 350. ASC 350 requires that the ASC 360 impairment test be completed, and any ASC 360 impairment be recorded, prior to performing the goodwill impairment test.

In accordance with ASC 360, the evaluation of the impairment of long-lived assets, other than goodwill, is based on expectations of non-discounted future cash flows compared to the carrying value of the long-lived asset groups. If the sum of the expected non-discounted future cash flows is less than the carrying amount of the ASC 360 Long-Lived Assets, the Company would recognize an impairment loss. The Company's cash flow estimates are based upon historical cash flows, as well as future projected cash flows received from subsidiary management in connection with the annual Company-wide planning process and interim forecasting, and, if appropriate, include a terminal valuation for the applicable subsidiary based upon an EBITDA multiple. The Company estimates the EBITDA multiple by reviewing comparable company information and other industry data. The Company believes that its procedures for estimating gross future cash flows, including the terminal valuation, are reasonable and consistent with current market conditions for each of the dates when impairment testing has been performed.

As a result of the Company's conclusion that an interim goodwill impairment test was required during the second quarter of 2009, the Company performed an interim test for the impairment of long-lived assets and determined that there were no impairment indicators with respect to ASC 360 Long-Lived Assets at that time. The Company also completed an ASC 360 evaluation as of December 19, 2009, prior to the Company's emergence from bankruptcy and the adoption of fresh-start accounting. As a result of this analysis, the Company recorded an intangible asset impairment of approximately $1.2 million for a foreign subsidiary in the TECH segment in SG&A in the accompanying statement of operations. The Company determined that there were no other significant long-lived asset impairments.

There were no long-lived asset impairment charges recorded during either 2011 or 2010.

Pensions and Post Retirement Health Benefits

The Company accounts for pensions and post retirement health benefits in accordance with ASC Topic 715, “Compensation - Retirement Benefits,” (“ASC 715”). The accounting for pensions requires the estimation of such items as the long-term average return on plan assets, the discount rate, the rate of compensation increase, and the assumed medical cost inflation rate. Such estimates require a significant amount of judgment. See Note 10, “Pension, Profit Sharing and Other Post-Retirement Benefits”, for a discussion of these judgments.

Insurance Liabilities

The Company records insurance liabilities and related expenses for health, workers compensation, product and general liability losses, and other insurance reserves and expenses in accordance with either the contractual terms of its policies or, if self-insured, the total liabilities that are estimable and probable as of the reporting date. Insurance liabilities are recorded as current liabilities to the extent they are expected to be paid in the succeeding year, with the remaining requirements classified as long-term liabilities. The accounting for self-insured plans requires that significant judgments and estimates be made both with respect to the future liabilities to be paid for known claims, and incurred but not reported claims as of the reporting date. The Company considers historical trends when determining the appropriate insurance liabilities to record in the consolidated balance sheet for a substantial portion of its workers compensation and general and product liability losses. In certain cases where partial insurance coverage exists, the Company must estimate the portion of the liability that will be covered by existing insurance policies to arrive at the net expected liability to the Company. Receivables for insurance recoveries for product liability claims are recorded as assets, on an undiscounted basis. These recoveries are estimated based on the contractual arrangements with vendors and other third parties, and historical trends.

Income Taxes

The Company accounts for income taxes using the liability method in accordance with ASC 740, “Income Taxes” (“ASC 740”), which requires that the deferred tax consequences of temporary differences between the amounts recorded in the Company’s consolidated financial statements, and the amounts included in the Company’s federal and state income tax returns, be recognized in the balance sheet. As the Company generally does not file its income tax returns until well after the closing process for the December 31 financial statements is complete, the amounts recorded at December 31 reflect estimates of what the final amounts will be when the actual income tax returns are filed for that fiscal year. In addition, estimates are often required with respect to, among other things, the appropriate state income tax rates to use in the various states that Nortek and its subsidiaries are required to file, the potential utilization of operating and capital loss carry-forwards, and valuation allowances required, if any, for tax assets that may not be realizable in the future. ASC 740 requires balance sheet classification of current and long-term deferred income tax assets and liabilities based upon the classification of the underlying asset or liability that gives rise to a temporary difference (see Note 7, “Income Taxes”).

Share-Based Compensation Expense

The Company measures share-based compensation expense at fair value in accordance with ASC 718, “Compensation - Stock Compensation” (“ASC 718”), and recognizes such expense over the vesting period of the share-based awards. For 2011, 2010 and the 2009 Predecessor Period, the Company recognized share-based compensation expense of approximately $1.7 million, $2.8 million and $0.1 million, respectively. There was a de minimis amount of share-based compensation expense recorded for the 2009 Successor Period. See Note 9, “Share-Based Compensation”, for further information regarding the Successor’s and the Predecessor’s share-based compensation programs.

Commitments and Contingencies

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed. See Note 11, “Commitments and Contingencies”, for further information regarding the Company’s commitments and contingencies.

 Research and Development

The Company’s research and development activities are principally related to new product development, are recorded in SG&A, and represent approximately 2.7%, 2.9%, 3.5% and 2.9% of the Company’s consolidated net sales for 2011, 2010, the 2009 Successor Period and the 2009 Predecessor Period, respectively.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net earnings (loss), unrealized gains and losses from foreign currency translation, and pension liability adjustments, net of tax attributes. The components of the Company’s comprehensive income (loss) and the effect on earnings for the periods presented are detailed in the accompanying consolidated statement of stockholders’ investment.

The balances of each classification, net of tax attributes, within accumulated other comprehensive income (loss) as of the periods presented are as follows:

	Foreign Currency Translation	Post-Retirement Liability Adjustment, net	Total Accumulated Other Comprehensive (Loss) Income
	(Amounts in millions)
Predecessor
Balance, December 31, 2008	$2.6	$(27.0)	$(24.4)
Change during the period	8.0	4.8	12.8
Balance, December 19, 2009	10.6	(22.2)	(11.6)
Fresh-start accounting adjustments	(10.6)	22.2	11.6
Balance, December 20, 2009	—	—	—
Successor
Change during the period	0.7	0.8	1.5
Balance, December 31, 2009	0.7	0.8	1.5
Change during the period	1.6	(2.3)	(0.7)
Balance, December 31, 2010	$2.3	$(1.5)	$0.8
Change during the period	(1.6)	(20.0)	(21.6)
Balance, December 31, 2011	$0.7	$(21.5)	$(20.8)

Foreign Currency Translation

The financial statements of subsidiaries located outside of the United States are measured using the foreign subsidiaries’ local currency as the functional currency. The Company translates the assets and liabilities of its foreign subsidiaries at the exchange rates in effect at year-end. Gains and losses from foreign currency translation are credited or charged to accumulated other comprehensive income (loss) included in stockholders’ investment. Net sales, costs and expenses are translated using average exchange rates in effect during the year. Transaction gains and losses are recorded in SG&A.

Earnings Per Share

The Company calculates basic and diluted earnings (loss) per share (“EPS”) in accordance with ASC 260, “Earnings Per Share”.  Basic earnings (loss) per share amounts are computed using the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share amounts are computed using the weighted average number of common shares outstanding and dilutive potential common shares outstanding during each period.

The reconciliation between basic and diluted earnings (loss) per share for the periods presented is as follows:

	Successor			Predecessor
	Jan. 1, 2011 -	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions, except shares and per share data)

Net (loss) earnings	$(55.9)	$(13.4)	$(3.4)	$195.3

Weighted average common shares outstanding	15,122,976	15,000,000	15,000,000	3,000
Dilutive effect of stock options	—	—	—	—
Dilutive shares outstanding	15,122,976	15,000,000	15,000,000	3,000

Basic (loss) earnings per share	$(3.70)	$(0.89)	$(0.23)	$65,100.00

Diluted (loss) earnings per share	$(3.70)	$(0.89)	$(0.23)	$65,100.00

The effect of certain potential common share equivalents, including warrants, unvested restricted stock and stock options were excluded from the computation of diluted shares outstanding for 2011, 2010 and the 2009 Successor Period, as inclusion would have been anti-dilutive.  A summary of these common share equivalents excluded from the periods presented is as follows:

	Successor
	Jan. 1, 2011 -	Jan. 1, 2010 -	Dec. 20, 2009 -
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Warrants	789,474	789,474	789,474
Restricted stock	366,852	700,981	710,731
Stock options	714,866	780,981	710,731
Total	1,871,192	2,271,436	2,210,936

There were no potential common share equivalents outstanding during the Predecessor period presented.

Earnings (loss) per share for 2011, 2010 and the 2009 Successor Period is not comparable to the 2009 Predecessor Period, as all Predecessor common stock was extinguished as part of the Company’s reorganization. See Note 2, “Reorganization Under Chapter 11”, and Note 3, “Fresh-Start Accounting”.

Related Party Transactions

The Predecessor had a management agreement with an affiliate of Thomas H. Lee Partners, L.P. (“THL”) providing for certain financial and strategic advisory and consultancy services. The Predecessor expensed approximately $1.0 million during the 2009 Predecessor Period related to this management agreement. In connection with the Reorganization, the management agreement was terminated as of the Effective Date.

During the fourth quarter of 2008, certain executive officers of the Company invested, together with THL, in the purchase of certain senior unsecured loans with an accreted value of approximately $83.0 million issued by the Company's former parent, NTK Holdings, Inc. As a result of the Reorganization, these executive officers received 6,606 shares of common stock and warrants exercisable for the purchase of 17,384 shares of common stock based upon their indirect pro rata ownership of such senior unsecured loans.

New Accounting Pronouncements

As noted previously, in September 2011, the FASB issued ASU 2011-08, which changes the way a company completes its annual goodwill impairment review process. The provisions of this pronouncement provide an entity with the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. ASU 2011-08 allows an entity the option to bypass the qualitative-assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. The pronouncement does not change the current guidance for testing other indefinite-lived intangible assets for impairment. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. As permitted by ASU 2011-08, the Company adopted this standard early in connection with its 2011 annual evaluation of goodwill impairment. The adoption of ASU 2011-08 did not have a material effect on the Company's financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which was further amended by ASU No. 2011-12, Comprehensive Income (Topic 220) Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, issued in December 2011. The amendments in ASU No. 2011-05 require companies to present the components of net income and other comprehensive income either in a single continuous statement or in two separate but consecutive statements. It eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. The pronouncement does not change the current option for presenting components of other comprehensive income gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which other comprehensive income is presented, or disclosed in the notes to the financial statements. The pronouncement does not affect the calculation or reporting of earnings per share. The pronouncement also does not change the items which must be reported in other comprehensive income, how such items are measured, or when they must be reclassified to net income. The provisions of ASU No. 2011-05 are required to be adopted retroactively. The Company adopted this pronouncement on January 1, 2012 and began presenting the total of comprehensive income, the components of net income and the components of other comprehensive income in two separate but consecutive statements. The adoption of ASU 2011-05 had no effect on the Company's financial position or results of operations, but did impact the way the Company presents comprehensive income.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which is intended to result in convergence between U.S. GAAP and International Financial Reporting Standards requirements for measurement of, and disclosures about, fair value. ASU 2011-04 clarifies or changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This pronouncement is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited for public companies. The new guidance will require prospective application. The Company will adopt this pronouncement in the first quarter of 2012 and does not expect its adoption to have a material effect on its financial position or results of operations.

In December 2010, the FASB issued ASU No. 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations ("ASU 2010-29"), which amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance became effective prospectively for business combinations for which the acquisition date is on or after January 1, 2011. There was no impact on the Company's consolidated financial results as the amendments relate only to additional disclosures.

In December 2010, the FASB issued ASU No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts ("ASU 2010-28"), which amended the guidance on goodwill impairment testing. The amendments modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The amendments were effective January 1, 2011 and did not have a material impact on the Company's consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements ("ASU 2010-06"), which establishes additional disclosure requirements for fair value measurements, which the Company included in its interim and annual financial statements in 2010. Certain disclosure requirements relating to fair value measurements using significant unobservable inputs (Level 3) were deferred until January 1, 2011. These new requirements did not have an impact on the Company's consolidated financial results or disclosure in the Company's consolidated financial statements (see "Fair Value”).

In October 2009, the FASB issued ASU No. 2009-14, Certain Revenue Arrangements that Include Software Elements ("ASU 2009-14"), which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product's essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that a company adopts ASU 2009-13 described in the following paragraph. Therefore, the Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-14 did not have a material impact on the Company's consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-13, Multiple- Deliverable Revenue Arrangements ("ASU 2009-13"), which amends revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management's best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence or third-party evidence is unavailable. The Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-13 did not have a material impact on the Company's consolidated financial statements.